July 25, 2012


SECURITIES  EXCHANGE COMMISSION
450 Fifth Street, NW
Washington, DC 20549

Attn. Document Control



RE	American
Depositary Shares
evidenced by the American
Depositary Receipts of
Theolia SA
Form F6 File No 333154118


Ladies and Gentlemen

Pursuant to Rule 424b3 under the
Securities Act of 1933, as amended,
on behalf of The Bank of New
York Mellon, as Depositary for
securities against which American
Depositary Receipts ADRs are to be
issued, we attach a copy of the new
prospectus Prospectus reflecting the
removal of the Par Value.
As required by Rule 424e, the upper
right hand corner of the Prospectus
cover page has a reference to Rule
424b3 and to the file number of the
registration statement to which the
Prospectus relates.

Pursuant to Section III B of the
General Instructions to the Form F6
Registration Statement, the
Prospectus consists of the ADR
certificate with the removal of the
Par Value.
The Prospectus has been revised to
reflect the removal of the Par Value.
Please contact me with any
questions or comments at 212
8152221


Sandra Bruno
Senior Associate
The Bank of New York Mellon
ADR Division


Encl.
CC Paul Dudek, Esq. Office of
International Corporate Finance






Depositary Receipts
101 Barclay Street 22nd Floor West, New
York, NY 10286